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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to section 13 or 15 (d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 7, 2002


                                  PREMCOR INC.
             (Exact name of registrant as specified in its charter)


                         Commission file number: 1-16827

               Delaware                                      43-1851087
     (State or other jurisdiction                         (I.R.S. Employer
   of incorporation or organization)                     Identification No.)


         1700 East Putnam Avenue
                Suite 500                                      06870
       Old Greenwich, Connecticut                           (Zip Code)
(Address of principal executive offices)


       Registrant's telephone number, including area code: (203) 698-7500



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Item 5. Other Events

        On November 7, 2002, Premcor Inc. ("Premcor") announced its operating results for the three-month and nine-month periods ended September 30, 2002. A copy of Premcor's press release making such announcement is attached hereto as
Exhibit 99.



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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           Premcor Inc.
                                           (Registrant)




                           /s/  Dennis R. Eichholz
                           ---------------------------------------------------
                           Dennis R. Eichholz
                           Controller (principal
                            accounting officer and
                            duly authorized officer)



November 7, 2002



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                                  Exhibit Index


          Exhibit No.                     Description

               99         Press release dated as of November 7, 2002



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